EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 2 to Registration Statement No. 333-89389 on Form N-1A of Merrill Lynch Large Cap Series Funds, Inc. of our reports dated as indicated below, on each of the Funds and on each of their respective Portfolios, appearing in each Fund’s October 31, 2000 Annual Report.

Date of our Report	Name
December 7, 2000	Merrill Lynch Large Cap Core Fund
December 7, 2000	Master Large Cap Core Portfolio

December 8, 2000	Merrill Lynch Large Cap Growth Fund
December 8, 2000	Master Large Cap Growth Portfolio

December 11, 2000	Merrill Lynch Large Cap Value Fund
December 11, 2000	Master Large Cap Value Portfolio

We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey February 15, 2001